UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2018, MB Financial, Inc. (the "Company") held its 2018 Annual Meeting of Stockholders.  The results of the vote at the meeting are as follows:

1) Election of Directors (each for a term of one year)

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David P. Bolger	67,804,413	922,464	148,269	9,473,286
C. Bryan Daniels	68,717,609	141,869	15,668	9,473,286
Mitchell Feiger	68,566,645	292,901	15,600	9,473,286
Sunil Garg	68,711,913	140,149	23,084	9,473,286
Charles J. Gries	68,247,877	611,669	15,600	9,473,286
James N. Hallene	67,757,758	1,101,666	15,722	9,473,286
Thomas H. Harvey	68,021,341	838,190	15,615	9,473,286
Richard J. Holmstrom	68,111,288	748,178	15,680	9,473,286
Mark A. Hoppe	67,467,119	1,392,358	15,669	9,473,286
Karen J. May	68,489,308	370,352	15,486	9,473,286
Renee Togher	68,387,698	471,963	15,485	9,473,286

Directors are elected by a majority of the votes cast with respect to each director. Accordingly, each of the nominees named above was elected.

2) Advisory (Non-Binding) Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,366,186	2,325,180	183,780	9,473,286

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

3) Advisory (Non-Binding) Vote on Whether an Advisory Vote on Executive Compensation Should be Held Every One Year, Every Two Years, or Every Three Years

One Year	Two Years	Three Years	Abstentions
60,349,503	366,277	7,994,459	164,907

The Company's board of directors has determined, in light of the results of the vote on this item, that the Company will hold an advisory vote on executive compensation every year until the next required vote on the frequency of future advisory votes on executive compensation.

4) Ratification of the Appointment of RSM US LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2018

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,573,197	442,449	332,786	—

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: May 18, 2018	By:	/s/Randall T. Conte
Randall T. Conte
Vice President and Chief Financial Officer